UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2022

Bristow Group Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35701	72-1455213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700,	Houston,	Texas	77042
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(713)	267-7600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VTOL	NYSE

Item 8.01	Other Events

2023 Annual Meeting

As previously announced, on August 3, 2022, the Board of Directors of Bristow Group Inc., (the “Company”) approved a change in the fiscal year-end of the Company from March 31st to December 31st (the “Fiscal Year-End Change”). In connection with the Fiscal Year-End Change, the Company has determined to hold the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) on June 7, 2023. Because the date of the 2023 Annual Meeting will be changed by more than 30 days from the anniversary of the 2022 Annual Meeting of Stockholders, a different deadline will apply for (i) the submission of proposals by stockholders intended to be included in the Company’s 2023 proxy statement and form of proxy pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (“Rule 14a-8”) and (ii) the delivery of notice pursuant to Section 1.12 of our Amended and Restated Bylaws (our “Bylaws”) for business to be properly brought before the 2023 Annual Meeting.

Stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2023 Annual Meeting pursuant to Rule 14a-8 must ensure that such proposal is received by the Company in accordance with the provisions of Rule 14a-8 on or before the close of business on January 31, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal should be sent via registered, certified or express mail to: Corporate Secretary, Bristow Group Inc., 3151 Briarpark Drive, Suite 700, Houston, Texas 77042. Any such proposal must also meet the other requirements set forth in Rule 14a-8 in order to be eligible for inclusion in the proxy materials for the 2023 Annual Meeting.

As a separate and distinct matter from proposals under Rule 14a-8, in order for business to be properly brought before the 2023 Annual Meeting pursuant to our Bylaws, notice by stockholders must be received not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the date of the 2023 Annual Meeting. Accordingly, notice will have to be delivered or received by the Company not earlier than the close of business on February 7, 2023, or later than the close of business on March 9, 2023.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: December 16, 2022	By:	/s/ Jennifer D. Whalen
Jennifer D. Whalen Senior Vice President, Chief Financial Officer